Exclusive Licensing Agreement Letter

DATE:	August 15, 2008

This agreement is between:

Constant Environment, Inc. With Head Office at: 1310 Contour Drive, Mississauga, Ontario. Canada. L5H 1B2 (Hereafter referred to as LICENSEE)
and,
Micro Climate Technology Inc. With Head Office at: 4271 Longmoor Drive, Burlington, ON. Canada. L7L 5A4 (Hereafter referred to as LICENSOR.)

PRODUCT & SERVICE being Licensed:

Exclusive rights to the LICENSOR’S patented Micro Climate Generator technology, designs, MCG30 Micro Climate Generator technology and design, and all related consulting and sales opportunities that arise from the technology.

TERRITORY:	All territories, domestic & International

TERM:	Renewable five (5) year term that becomes perpetual once MAXIMUM ROYALTY condition is met.

TERM RENEWAL or EXTENSION:

The agreement will automatically be renewed for an additional TERM once the MINIMUM ROYALTY is achieved.   If the MINIMUM ROYALTY is not achieved during the TERM of the agreement, the LICENSEE will have an option during the following three months to pay the LICENSOR the outstanding balance to renew another TERM.  The Term can also be renewed and extended at anytime during term by mutual consent, and LICENSOR will give LICENSEE first opportunity to renew agreement as long as LICENSEE is active in their effort to promote and sell the PRODUCT & SERVICE.

CONDITIONS:

•

LICENSOR agrees to provide LICENSEE with unrestricted and exclusive rights to the Micro Climate Generator technology, designs, drawings, technical documentation, material lists, and technical support.

•

LICENSEE and associated companies and agents agree to produce, market, and sell the products and associated consulting services.

•

Once the LICENSEE’S cumulative royalty payments meet the MAXIMUM ROYALTY amount, the LICENSEE will no longer be obligated to make royalty payments and will have exclusive and unrestricted rights to the licensed PRODUCT & SERVICE.

Exclusive Licensing Agreement Letter

ROYALTY:

LICENSEE will pay LICENSOR a Royalty of two thousand five hundred ($2,500.00) Canadian dollars for each MCG30, or machine based on the MCG30 plateform, sold. .  LICENSEE will report related invoiced sales  monthly, and royalty payments will be made monthly based on receipt of customer payments from the previous month.   Payments will continue until the agreement is terminated or the LICENSEE meets the MAXIMUM ROYALTY amount.

MINIMUM ROYALTY:	Minimum Royalty payable per TERM is one hundred thousand Canadian dollars ($100,000).

MAXIMUM ROYALTY:	Maximum Royalty payable is two hundred thousand Canadian dollars ($200,000).

TERMINATION:	This agreement can be terminated by specified conditions in this agreement or upon both parties mutually agreeing to terminate this agreement, with reasonable notice and transition time.

PACKAGING:	All costs associated with the production of packaging for the LICENSEE are at the LICENSEE’S expense.

MARKETING:	All costs associated with the production of Marketing materials for the LICENSEE are at the LICENSEE’S expense (Packaging, TV commercials, Promotional ads, etc).

LIABILITY:	LICENSOR assumes no liability on behalf of the LICENSEE, and will have no liability for the actions, or lack thereof, of the LICENSEE.

SUCCESSORS & ASSIGNS:	This Agreement shall enure to the benefit of and be binding upon the respective heirs, executors, administrators and assigns of each of the parties hereto.

TRANSFERABILITY:	This agreement is not transferable without the written approval of all parties.

HEADINGS:	The headings of the paragraphs hereof are inserted for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

GOVERNING LAW:	This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario Canada.

Exclusive Licensing Agreement Letter

The signing parties agree to the terms stated above.

Constant Environment, Inc.	Micro Climate Technology
(LICENSEE)	(LICENSOR)

__________________________________________ Signature of Authorized signing Officer	_________________________________________ Signature of Authorized signing Officer

_________________Jeff Mak ____________ Name of Authorized signing Officer – Printed	______Al Jacobs____________________ Name of Authorized signing Officer – Printed

_________________CEO___________________ Position of Authorized signing Officer	______ President____________________ Position of Authorized signing Officer